Exhibit 10.16



                               ORYX ENERGY COMPANY

                          1997 LONG-TERM INCENTIVE PLAN









               As Amended and Restated Effective as of May 1, 1997

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----
Article 1.  Establishment and Purpose .........................................1

Article 2.  Definitions .......................................................1

Article 3.  Plan Administration ...............................................4

Article 4.  Eligibility .......................................................5

Article 5.  Form of Awards ....................................................6

Article 6.  Shares Subject to the Plan ........................................6

Article 7.  Options ...........................................................8

Article 8.  Limited Rights ...................................................11

Article 9.  Restricted Stock .................................................12

Article 10. Dividend Equivalents .............................................13

Article 11. Other Incentive Awards ...........................................14

Article 12. Corporate Change .................................................14

Article 13. Amendment and Termination ........................................14

Article 14. Miscellaneous ....................................................15

                               ORYX ENERGY COMPANY
                          1997 LONG-TERM INCENTIVE PLAN


Article 1. Establishment and Purpose
------------------------------------

     1.1 Establishment. Oryx Energy Company, a Delaware corporation, hereby establishes the Oryx Energy Company 1997 Long-Term Incentive Plan, as set forth in this document.

     1.2 Purpose. The purposes of the Plan are to attract able persons to enter the employ of the Company, to encourage Employees to remain in the employ of the Company and to provide motivation to Employees to put forth maximum efforts toward the continued growth, profitability and success of the Company, by providing incentives to such persons through the ownership and performance of the Common Stock of Oryx. A further purpose of the Plan is to provide a means through which Oryx may attract able persons to become directors of Oryx and to provide directors of Oryx with additional incentive and reward opportunities designed to strengthen their concern for the welfare of Oryx and its stockholders. Toward these objectives, Awards may be granted under the Plan to Employees and Outside Directors on the terms and subject to the conditions set forth in the Plan.

     1.3 Effectiveness. The Plan shall become effective as of the date of its approval by the stockholders of Oryx at the 1997 Annual Meeting of Stockholders. No Awards shall be made before the Plan becomes effective.


Article 2. Definitions
----------------------

     2.1 Award. "Award" means any Option, Limited Rights, Restricted Stock, Dividend Equivalents or Other Incentive Award granted under the Plan, whether singly, in combination or in tandem, to a Participant by the Committee or the Board.

     2.2 Award Agreement. "Award Agreement" means a written agreement between Oryx and a Participant that sets forth the terms, conditions, restrictions and/or limitations applicable to an Award.

     2.3 Board. "Board" means the Board of Directors of Oryx.

     2.4 Code. "Code" means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

     2.5 Committee. "Committee" means the Compensation Committee of the Board, or such other committee of the Board as may be designated by the Board to administer the Plan; provided that the Committee shall consist of three or more directors of Oryx, all of whom are both a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act and an "outside director" within the meaning of the definition of such term as contained in Treasury Regulation
Section 1.162-27(e)(3) interpreting Section 162(m) of the Code, or any successor definitions adopted. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board.

     2.6 Common Stock. "Common Stock" means the Common Stock, $1.00 par value per share, of Oryx, or any stock or other securities of Oryx hereafter issued or issuable in substitution or exchange for the Common Stock.

     2.7 Company. "Company" means Oryx and its Subsidiaries.

     2.8 Corporate Change. A "Corporate Change" shall be deemed to have occurred for purposes of the Plan upon (a) the dissolution or liquidation of Oryx; (b) a reorganization, merger or consolidation of Oryx with one or more corporations (other than a merger or consolidation effecting a reincorporation of Oryx in another state or any other merger or consolidation in which the shareholders of the surviving corporation and their proportionate interests therein immediately after the merger or consolidation are substantially identical to the shareholders of Oryx and their proportionate interests therein immediately prior to the merger or consolidation); (c) the sale of all or substantially all of the assets of Oryx; or (d) the occurrence of a Change in Control. A "Change in Control" shall be deemed to have occurred for purposes of the Plan if (a) individuals who were directors of Oryx immediately prior to a Control Transaction shall cease, within two years of such Control Transaction, to constitute a majority of the Board (or of the Board of Directors of any successor to Oryx or to a company which has acquired all or substantially all its assets) or (b) any entity, person or Group acquires shares of Oryx in a transaction or series of transactions that result in such entity, person or Group directly or indirectly owning beneficially 50% or more of the outstanding shares of Common Stock. As used herein, "Control Transaction" means (a) any tender offer for or acquisition of capital stock of Oryx, (b) any merger or consolidation of Oryx, (c) any contested election of directors of Oryx or (d) any combination of the foregoing, any one of which results in a change in voting power sufficient to elect a majority of the Board. As used herein, "Group" means persons who act "in concert" as described in Sections 13(d)(3) and/or 14(d)(2) of the Exchange Act.

     2.9 Disability. "Disability" means a condition of an Employee that entitles the Employee to benefits under the Oryx Energy Company Long-Term Disability Plan, as amended from time to time (or any successor plan).

     2.10 Dividend Equivalents. "Dividend Equivalents" means an Award granted to a Participant pursuant to Article 10.

     2.11 Effective Date. "Effective Date" means the date an Award is determined to be effective by the Committee or the Board upon its grant of such Award.

     2.12 Employee. "Employee" means any person treated as an employee by Oryx or a Subsidiary, other than a person employed on a temporary or seasonal basis while in a temporary or seasonal status. "Employee" shall not include any person treated by Oryx or a Subsidiary as an independent contractor.

     2.13 Exchange Act. "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

     2.14 Fair Market Value. "Fair Market Value" means, as of any specified date, the closing sales price of the Common Stock on the New York Stock Exchange (or, if the Common Stock is not listed on such exchange, such other national stock exchange or stock market on which the Common Stock is then listed) on that date, or if no such prices of the Common Stock are reported on that date, on the last preceding date on which such prices of the Common Stock are so reported, all as reported in the New York Stock Exchange Composite Transactions listings published in The Wall Street Journal, or in a similar report selected by the Committee. If the Common Stock is not publicly traded at the time a determination of its value is required to be made under the Plan, the determination of its Fair Market Value shall be made by the Committee in such manner as it deems appropriate.

     2.15 Incentive Stock Option. "Incentive Stock Option" means an option to purchase shares of Common Stock that is intended to meet the requirements of
Section 422(b) of the Code.

     2.16 Limited Rights. "Limited Rights" means an Award granted to a Participant pursuant to Article 8.

     2.17 Nonqualified Stock Option. "Nonqualified Stock Option" means an option to purchase shares of Common Stock that is not intended to meet the requirements of Section 422(b) of the Code.

     2.18 Option. "Option" means an option to purchase shares of Common Stock granted to a Participant pursuant to Article 7, and includes both Incentive Stock Options and Nonqualified Stock Options.

     2.19 Oryx. "Oryx" means Oryx Energy Company, a Delaware corporation, and any successor thereto.

     2.20 Other Incentive Award. "Other Incentive Award" means an Award granted to a Participant pursuant to Article 11.

     2.21 Outside Director. "Outside Director" means an individual duly elected or chosen as a director of Oryx who is not also an Employee.

     2.22 Participant. "Participant" means any Employee or Outside Director to whom an Award has been granted under the Plan.

     2.23 Plan. "Plan" means this Oryx Energy Company 1997 Long-Term Incentive Plan.

     2.24 Restricted Stock. "Restricted Stock" means an Award of shares of Common Stock granted to a Participant pursuant to, and with such restrictions as are imposed under, Article 9. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes.

     2.25 Retirement. "Retirement" means the termination of an Employee's employment with the Company which entitles the Employee to an immediate "early retirement" or "normal retirement" benefit under the Oryx Energy Company Retirement Plan, as amended from time to time (or any successor plan).

     2.26 Subsidiary. "Subsidiary" means a "subsidiary corporation" of Oryx, as that term is defined in Section 424(f) of the Code.


Article 3. Plan Administration
------------------------------

     3.1 Responsibility of Committee. Subject to the terms and provisions of the Plan, including, without limitation, Section 3.6, the Committee shall have total and exclusive responsibility to control, operate, manage and administer the Plan in accordance with its terms.

     3.2 Authority of Committee. The Committee shall have all the authority that may be necessary or helpful to enable it to discharge its responsibilities with respect to the Plan. Without limiting the generality of the preceding sentence, the Committee shall have the exclusive right, subject to the provisions of
Section 3.6, to: (a) interpret the Plan and the Award Agreements executed hereunder; (b) determine eligibility for participation in the Plan; (c) decide all questions concerning eligibility for, and the amount of, Awards payable under the Plan; (d) construe any ambiguous provision of the Plan or any Award Agreement; (e) prescribe the form of the Award Agreements embodying Awards granted under the Plan; (f) correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement; (g) issue administrative guidelines as an aid to administer the Plan and make changes in such guidelines as it from time to time deems proper; (h) make regulations for carrying out the Plan and make changes in such regulations as it from time to time deems proper;
(i) determine whether Awards should be granted singly, in combination or in tandem; (j) to the extent permitted under the Plan, grant waivers of Plan terms, conditions, restrictions and limitations; (k) accelerate the exercise, vesting or payment of an Award when such action or actions would be in the best interests of the Company; (1) subject to the last sentence of Section 7.2, grant Awards in replacement of Awards previously granted under the Plan or any other employee benefit plan of the Company; and (m) take any and all other actions it deems necessary or advisable for the proper operation or administration of the Plan.

     3.3 Discretionary Authority. The Committee shall have full discretionary authority in all matters related to the discharge of its responsibilities and the exercise of its authority under the Plan, including, without limitation, its construction of the terms of the Plan and its determination of eligibility for participation and Awards under the Plan. The decisions of the Committee and its actions with respect to the Plan shall be final, conclusive and binding on all persons having or claiming to have any right or interest in or under the Plan, including Participants and their respective estates, beneficiaries and legal representatives.

     3.4 Action by the Committee. The Committee may act only by a majority of its members. Any determination of the Committee may be made, without a meeting, by a writing or writings signed by all of the members of the Committee. In addition, the Committee may authorize any one or more of its members to execute and deliver documents on behalf of the Committee.

     3.5 Delegation of Authority. Notwithstanding anything contained in the Plan to the contrary, the Committee may, in its discretion, delegate some or all of its authority under the Plan to any person or persons; provided, however, that any such delegation shall be in writing; and provided further that only the Committee may select and grant Awards to Employees who are subject to Section 16 of the Exchange Act or who are "covered employees" within the meaning of Section 162(m) of the Code.

     3.6 Board Authority. Notwithstanding the authority hereby delegated to the Committee to administer the Plan, the Board shall have sole and exclusive authority, subject to the express provisions of the Plan, to grant Awards to Outside Directors under the Plan, to determine the terms, conditions, restrictions and/or limitations applicable to such Awards and to make all other determinations and take any and all other actions it deems necessary or advisable with respect to such Awards. The Board shall have no authority under the Plan to select and grant Awards to Employees, and such authority is vested exclusively in the Committee.

     3.7 Liability; Indemnification. No member of the Committee or the Board nor any person to whom authority has been delegated by the Committee, shall be personally liable for any action, interpretation or determination made in good faith with respect to the Plan or Awards granted hereunder, and each member of the Committee and the Board shall be fully indemnified and protected by Oryx with respect to any liability he or she may incur with respect to any such action, interpretation or determination, to the extent permitted by applicable law and to the extent provided in the Certificate of Incorporation and Bylaws of Oryx, as amended from time to time, or under any agreement between any such member and Oryx.


Article 4. Eligibility
----------------------

     All Employees and Outside Directors are eligible to participate in the Plan. The Committee shall select, from time to time, Participants from those Employees, and the Board shall select, from time to time, Participants from those Outside Directors, who, in the opinion of the Committee or the Board, can further the Plan's purposes. In making this selection, the Committee and the Board may give consideration to the functions and responsibilities of the Participant, his or her past, present and potential contributions to the growth and success of the Company and such other factors deemed relevant by the Committee or the Board. Once a Participant is so selected, the Committee or the Board shall determine the type and size of Award to be granted to the Participant and shall establish in the related Award Agreement the terms, conditions, restrictions and/or limitations applicable to the Award, in addition to those set forth in the Plan and the administrative rules and regulations, if any, established by the Committee. No Employee is entitled to receive an Award unless selected by the Committee, and no Outside Director is entitled to receive an Award unless selected by the Board.


Article 5. Form of Awards
-------------------------

     Awards may, at the Committee's or the Board's sole discretion, be granted under the Plan in the form of Options pursuant to Article 7, Limited Rights pursuant to Article 8, Restricted Stock pursuant to Article 9, Dividend Equivalents pursuant to Article 10, Other Incentive Awards pursuant to Article 11 or a combination thereof. All Awards shall be subject to the terms, conditions, restrictions and limitations of the Plan. The Committee or the Board may, in its sole judgment, subject any Award to such other terms, conditions, restrictions and/or limitations (including, but not limited to, the time and conditions of exercise, vesting or payment of an Award and restrictions on transferability of any shares of Common Stock issued or delivered pursuant to an Award), provided they are not inconsistent with the terms of the Plan. Awards under a particular Article of the Plan need not be uniform, and Awards under two or more Articles of the Plan may be combined into a single Award Agreement. Any combination of Awards may be granted at one time and on more than one occasion to the same Participant.


Article 6. Shares Subject to the Plan
-------------------------------------

     6.1 Available Shares. The maximum number of shares of Common Stock that shall be available for grant of Awards under the Plan shall not exceed 5,000,000, subject to adjustment as provided in Sections 6.2 and 6.3. Shares of Common Stock issued pursuant to the Plan may be shares of original issuance or treasury shares or a combination of the foregoing, as the Board, in its discretion, shall from time to time determine.

     6.2 Adjustments for Recapitalizations and Reorganizations.

          (a) The shares with respect to which Awards may be granted under the Plan are shares of Common Stock as presently constituted, but if, and whenever, prior to the expiration or satisfaction of an Award theretofore granted, Oryx shall effect a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend on Common Stock without receipt of consideration by Oryx, the number of shares of Common Stock with respect to which such Award may thereafter be exercised or satisfied, as applicable, (i) in the event of an increase in the number of outstanding shares shall be proportionately increased, and the exercise price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares shall be proportionately reduced, and the exercise price per share shall be proportionately increased.

          (b) If Oryx recapitalizes or otherwise changes its capital structure, thereafter upon any exercise or satisfaction, as applicable, of an Award theretofore granted the Participant shall be entitled to (or entitled to purchase, if applicable) under such Award, in lieu of the number of shares of Common Stock then covered by such Award, the number and class of shares of stock or other securities to which the Participant would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the Participant had been the holder of record of the number of shares of Common Stock then covered by such Award.

          (c) In the event of changes in the outstanding Common Stock by reason of recapitalizations, reorganizations, mergers, consolidations, combinations, separations (including a spin-off or other distribution of stock or property), exchanges or other relevant changes in capitalization occurring after the date of grant of any Award and not otherwise provided for by this Section 6.2, any outstanding Awards and any Award Agreements evidencing such Awards shall be subject to adjustment by the Committee at its discretion as to the number, price and kind of shares or other consideration subject to, and other terms of, such Awards to reflect such changes in the outstanding Common Stock.

          (d) In the event of any changes in the outstanding Common Stock provided for in this Section 6.2, the aggregate number of shares available for grant of Awards under the Plan may be equitably adjusted by the Committee, whose determination shall be conclusive. Any adjustment provided for in this Section 6.2 shall be subject to any required stockholder action.

     6.3 Adjustments for Awards. The Committee shall have full discretion to determine the manner in which shares of Common Stock available for grant of Awards under the Plan are counted. Without limiting the discretion of the Committee under this Section 6.3, unless otherwise determined by the Committee, the following rules shall apply for the purpose of determining the number of shares of Common Stock available for grant of Awards under the Plan:

          (a) Options and Restricted Stock. The grant of an Option or Restricted Stock shall reduce the number of shares available for grant of Awards under the Plan by the number of shares subject to such Award.

          (b) Limited Rights. The grant of Limited Rights shall not affect the number of shares available for grant of Awards under the Plan.

          (c) Dividend Equivalents. The grant of Dividend Equivalents shall not affect the number of shares available for grant of Awards under the Plan, but such number of shares shall be reduced by any shares issued in payment or settlement of Dividend Equivalents.

          (d) Other Incentive Awards. The grant of an Other Incentive Award in the form of Common Stock or that may be paid or settled only in Common Stock shall reduce the number of shares available for grant of Awards under the Plan by the number of shares subject to such Award. The grant of an Other Incentive Award that may be paid or settled only for cash shall not affect the number of shares available for grant of Awards under the Plan. The grant of an Other Incentive Award that may be paid or settled in either Common Stock or cash shall reduce the number of shares available for grant of Awards under the Plan by the number of shares subject to such Award.

          (e) Termination. If any Award referred to in paragraphs (a) and (d) above (other than an Other Incentive Award that may be paid or settled only for cash) is canceled or forfeited, or terminates, expires or lapses, for any reason (other than the termination of a Related Option (as defined in Section 8.1) upon exercise of its corresponding Limited Rights), the shares then subject to such Award shall again be available for grant of Awards under the Plan.

          (f) Payment of Exercise Price and Withholding Taxes. If previously acquired shares of Common Stock are used to pay the exercise price of an Award, or shares of Common Stock that would be acquired upon exercise of an Award are withheld to pay the exercise price of such Award, the number of shares available for grant of Awards under the Plan other than Incentive Stock Options shall be increased by the number of shares delivered or withheld as payment of such exercise price. If previously acquired shares of Common Stock are used to pay withholding taxes payable upon exercise, vesting or payment of an Award, or shares of Common Stock that would be acquired upon exercise, vesting or payment of an Award are withheld to pay withholding taxes payable upon exercise, vesting or payment of such Award, the number of shares available for grant of Awards under the Plan other than Incentive Stock Options shall be increased by the number of shares delivered or withheld as payment of such withholding taxes.


Article 7. Options
------------------

     7.1 General. Awards may be granted to Employees and Outside Directors in the form of Options. These Options may be Incentive Stock Options or Nonqualified Stock Options, or a combination of both; provided, however, that
(i) no Incentive Stock Options shall be granted later than 10 years from the date of adoption of the Plan by the Board and (ii) only Employees shall be eligible to receive Incentive Stock Options.

     7.2 Terms and Conditions of Options. An Option shall be exercisable in whole or in such installments and at such times as may be determined by the Committee or the Board. The price at which a share of Common Stock may be purchased upon exercise of an Option shall be determined by the Committee or the Board, but such exercise price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the Effective Date of the Option's grant. The term of each Option shall be as specified by the Committee or the Board, provided, however, that, unless otherwise designated by the Committee or the Board, no Options shall be exercisable later than 10 years from the Effective Date of the Option's grant. Options shall not be repriced, i.e., there shall be no grant of an Option to a Participant in exchange for such Participant's agreement to cancellation of a higher-priced stock option that was previously granted to such Participant.

     7.3 Restrictions Relating to Incentive Stock Options. Options granted in the form of Incentive Stock Options shall, in addition to being subject to the terms and conditions of Section 7.2, comply with Section 422(b) of the Code. Accordingly, to the extent that the aggregate Fair Market Value (determined at the time the respective Incentive Stock Option is granted) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of Oryx and its parent corporation and Subsidiaries exceeds $100,000, such excess Incentive Stock Options shall be treated as options which do not constitute
Incentive Stock Options. The Committee shall determine, in accordance with applicable provisions of the Code, which of an optionee's Incentive Stock Options will not constitute Incentive Stock Options because of such limitation and shall notify the optionee of such determination as soon as practicable after such determination. No Incentive Stock Option shall be granted to an Employee under the Plan if, at the time such Option is granted, such Employee owns stock possessing more than 10% of the total combined voting power of all classes of stock of Oryx or its parent corporation or a Subsidiary, within the meaning of
Section 422(b)(6) of the Code, unless (a) on the Effective Date of grant of such Option, the exercise price of such Option is at least 110% of the Fair Market Value of the Common Stock subject to the Option and (b) such Option by its terms is not exercisable after the expiration of five years from the Effective Date of the Option's grant.

     7.4 Additional Terms and Conditions. The Committee or the Board may subject any Award of an Option to such other terms, conditions, restrictions and/or limitations as it determines are necessary or appropriate, provided they are not inconsistent with the Plan.

     7.5 Exercise of Options. Subject to the terms and conditions of the Plan, Options shall be exercised by the delivery of a written notice of exercise to Oryx, setting forth the number of shares of Common Stock with respect to which the Option is to be exercised, accompanied by full payment for such shares.

     Upon exercise of an Option, the exercise price of the Option shall be payable to Oryx in full either: (a) in cash or an equivalent acceptable to the Committee or (b) in accordance with any applicable administrative guidelines established by the Committee, by (i)'tendering previously acquired nonforfeitable, unrestricted shares of Common Stock having an aggregate Fair Market Value at the time of exercise equal to the total exercise price
(including  an actual or deemed  multiple  series of exchanges of such  shares),
(ii) with respect to Nonqualified Stock Options only, withholding shares which otherwise would be acquired on exercise having an aggregate Fair Market Value at the time of exercise equal to the total exercise price or (iii) a combination of the forms of payment specified in clauses (a), (b)(i) or (b)(ii) above.

     In addition, any grant of a Nonqualified Stock Option under the Plan may provide that payment of the exercise price of the Nonqualified Stock Option may also be made in whole or in part in the form of shares of Restricted Stock or other shares of Common Stock that are subject to risk of forfeiture or restrictions on transfer. Unless otherwise determined by the Committee or the Board at the time of grant of such Nonqualified Stock Option, whenever the exercise price of such Nonqualified Stock Option is paid in whole or in part by means of the form of consideration specified in the immediately preceding sentence, the shares of Common Stock received by the Participant upon the exercise of such Option shall be subject to the same risk of forfeiture and restrictions on transfer as those that applied to the consideration surrendered by the Participant. However, the risk of forfeiture and restrictions on transfer shall apply only to the same number of shares of Common Stock received by the Participant upon exercise as applied to the forfeitable or restricted Common Stock surrendered by the Participant in payment of the exercise price.

     Payment of the exercise price of an Option may also be made, in the discretion of the Committee, by delivery to Oryx or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the shares with respect to which the Option is exercised and deliver the sale or margin loan proceeds directly to Oryx to pay for the exercise price and any required withholding taxes.

     As soon as reasonably practicable after receipt of written notification of exercise of an Option and full payment of the exercise price and any required withholding taxes, Oryx shall deliver to the Participant, in the Participant's name, a stock certificate or certificates in an appropriate amount based upon the number of shares of Common Stock purchased under the Option.

     7.6 Termination of Service. Each Award Agreement embodying the Award of an Option shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant's employment or service with the Company. Such provisions shall be determined in the sole discretion of the Committee or the Board, need not be uniform among all Options granted under the Plan and may reflect distinctions based on the reasons for termination of employment or service. Subject to Section 6.2, Section 14.2 and
Article 12, in the event that an Employee's Award Agreement embodying the Award of an Option does not set forth such termination provisions, the following termination provisions shall apply with respect to such Award:

          (a) Death, Disability or Retirement. If the employment of a Participant shall terminate by reason of death, Disability or Retirement, all outstanding Options held by the Participant shall immediately vest as of the date of termination of employment and may be exercised, if at all, no more than three years from the date of termination of employment, unless the Options, by their terms, expire earlier; provided that (i) in the case of Retirement, to the extent Incentive Stock Options are exercised by the Participant more than three months from the date of termination of employment, such Options will no longer qualify for the tax treatment specified in Section 421(a) of the Code, and (ii) in the case of Disability, if the Disability does not fall within the definition of "disability" set forth in Section 22(e)(3) of the Code, Incentive Stock Options exercised by the Participant more than three months from the date of termination of employment will no longer qualify for the tax treatment specified in Section 421(a) of the Code.

          (b) Other Termination. If the employment of a Participant shall terminate for any reason other than the reasons set forth in paragraph (a) above, whether on a voluntary or involuntary basis, all outstanding Options held by the Participant shall immediately be forfeited to the Company and no additional exercise period shall be allowed, regardless of the vested status of the Options.

     7.7 Maximum Option Grants. Notwithstanding any provision contained in the Plan to the contrary, the maximum number of shares of Common Stock for which Options and Limited Rights may be granted under the Plan to any one Employee during a calendar year is 500,000.

     7.8 Options in Substitution for Options Granted by Other Corporations. Options may be granted under the Plan from time to time in substitution for stock options held by employees of corporations who become, or who became prior to the effective date of the Plan, Employees as a result of a merger or consolidation of the employing corporation with Oryx or a Subsidiary, or the acquisition by Oryx or a Subsidiary of all or a portion of the assets of the employing corporation, or the acquisition by Oryx or a Subsidiary of stock of the employing corporation, with the result that such employing corporation becomes a Subsidiary.


Article 8. Limited Rights
-------------------------

     8.1 General. Limited Rights may be granted under the Plan to any Participant who is granted an Option under the Plan (a "Related Option") with respect to all or a portion of the shares of Common Stock subject to the Related Option. The Committee or the Board may grant Limited Rights to a Participant only at the time of grant of the Related Option to the Participant. A Limited Right may be exercised only during the period beginning on the date of a Change in Control (as defined in Section 2.8) and ending on (but including) the thirtieth day following such date. Each Limited Right shall be exercisable only to the same extent that the Related Option is exercisable, and in no event after the termination of the Related Option. Limited Rights related to Incentive Stock Options shall be exercisable only when the Fair Market Value (determined as of the date of exercise of the Limited Rights) of each share of Common Stock with respect to which the Limited Rights are to be exercised shall exceed the exercise price per share of Common Stock subject to the related Incentive Stock Option.

     8.2 Termination. Upon the exercise of Limited Rights, the Related Option shall be deemed to have been terminated to the extent of the number of shares of Common Stock with respect to which such Limited Rights are exercised. Upon the exercise or termination of the Related Option, the Limited Rights with respect to such Related Option shall be deemed to have been terminated to the extent of the number of shares of Common Stock with respect to which the Related Option was so exercised or terminated.

     8.3 Payment. (a) Upon the exercise of Limited Rights related to Nonqualified Stock Options, the holder thereof shall receive from Oryx or the appropriate Subsidiary in cash an amount equal to the product computed by multiplying (i) the excess of (A) the higher of (x) the Minimum Price Per Share (as hereinafter defined) or (y) the highest reported closing sales price of a share of Common Stock on the New York Stock Exchange at any time during the period beginning on the sixtieth day prior to the date on which such Limited Rights are exercised and ending on the date on which such Limited Rights are exercised, over (B) the exercise price per share of Common Stock subject to the related Nonqualified Stock Option, times (ii) the number of shares of Common Stock with respect to which such Limited Rights are being exercised.

     (b) Upon the exercise of Limited Rights related to Incentive Stock Options, the holder thereof shall receive from Oryx or the appropriate Subsidiary in cash an amount equal to the product computed by multiplying (i) the excess of (A) the Fair Market Value of a share of Common Stock on the date of exercise of the Limited Rights over (B) the exercise price per share of Common Stock subject to the related Incentive Stock Option times (ii) the number of shares of Common Stock with respect to which such Limited Rights are being exercised.

     8.4 Minimum Price Per Share. For purposes of this Article 8, the term "Minimum Price Per Share" shall mean the highest gross price (before brokerage commissions and soliciting dealers' fees) paid or to be paid for a share of Common Stock (whether by way of exchange, conversion, distribution upon liquidation or otherwise) in any Change in Control which is in effect at any time during the period beginning on the sixtieth day prior to the date on which such Limited Rights are exercised and ending on the date on which such Limited Rights are exercised. For purposes of this definition, if the consideration paid or to be paid in any such Change in Control shall consist, in whole or in part, of consideration other than cash, the Board shall take such action, as in its judgment it deems appropriate, to establish the cash value of such consideration.


Article 9. Restricted Stock
---------------------------

     9.1 General. Awards may be granted to Employees and Outside Directors in the form of Restricted Stock. Restricted Stock shall be awarded in such numbers and at such times as the Committee or the Board shall determine.

     9.2 Restriction Period. At the time an Award of Restricted Stock is granted, the Committee or the Board shall establish a period of time (the "Restriction Period") applicable to such Restricted Stock. Each Award of Restricted Stock may have a different Restriction Period, in the discretion of the Committee or the Board. The Restriction Period applicable to a particular Award of Restricted Stock shall not be changed except as permitted by Section 6.2, Section 9.3 or Article 12.

     9.3 Other Terms and Conditions.  Restricted  Stock awarded to a Participant under the Plan shall be represented by a stock certificate registered in the name of the Participant or, at the option of Oryx, in the name of a nominee of Oryx. Subject to the terms and conditions of the Award Agreement, a Participant to whom Restricted Stock has been awarded shall have the right to receive dividends thereon during the Restriction Period, to vote the Restricted Stock and to enjoy all other stockholder rights with respect thereto, except that (a) the Participant shall not be entitled to possession of the stock certificate representing the Restricted Stock until the Restriction Period shall have expired, (b) Oryx shall retain custody of the Restricted Stock during the Restriction Period, (c) the Participant may not sell, transfer, pledge, exchange,' hypothecate or otherwise dispose of the Restricted Stock during the Restriction Period and (d) a breach of the terms and conditions established by the Committee or the Board pursuant to the Award of the Restricted Stock shall cause a forfeiture of the Restricted Stock. At the time of an Award of Restricted Stock, the Committee or the Board may, in its sole discretion,
prescribe   additional  terms,   conditions,   restrictions  and/or  limitations
applicable to the Restricted Stock, including, but not limited to, rules pertaining to the termination of employment or service (by death, Disability, Retirement or otherwise) of a Participant prior to expiration of the Restriction Period.

     9.4 Payment for Restricted Stock. A Participant shall not be required to make any payment for Restricted Stock awarded to the Participant, except to the extent otherwise required by the Committee or the Board or by applicable law.

     9.5 Miscellaneous. Nothing in this Article 9 shall prohibit the exchange of shares of Restricted Stock issued under the Plan pursuant to a plan of reorganization for stock or securities of Oryx or another corporation a party to the reorganization, but the stock or securities so received for shares of Restricted Stock shall, except as provided in Section 6.2 or Article 12, become subject to the restrictions applicable to the Award of such Restricted Stock. Any shares of stock received as a result of a stock split or stock dividend with respect to shares of Restricted Stock shall also become subject to the restrictions applicable to the Award of such Restricted Stock.


Article 10. Dividend Equivalents
--------------------------------

     Dividend Equivalents may be granted under the Plan to Employees and Outside Directors, either as a component of another Award or as a separate Award, subject to such terms, conditions, restrictions and/or limitations as the Committee or the Board may establish. In general, and subject to such terms, conditions, restrictions and/or limitations as. the Committee or the Board may establish, an Award of Dividend Equivalents shall confer upon the Participant a right to receive, in the event of a cash or stock dividend or other distribution paid or made on the outstanding shares of Common Stock, an amount equal to the dividend or other distribution that would have been received by the Participant had the shares of Common Stock covered by the Award been issued and outstanding on the record date established for such dividend or other distribution. Dividend Equivalents may be paid currently or may be deemed to be reinvested in additional shares of Common Stock (which may thereafter accrue additional Dividend Equivalents). Any such reinvestment shall be at the Fair Market Value of the Common Stock at the time thereof. Dividend Equivalents may be paid in cash, shares of Common Stock, other Awards or other property, or a combination thereof, in a single payment or in installments, and at such time or times as the Committee or the Board shall determine. Dividend Equivalents granted as a component of another Award may provide that such Dividend Equivalents shall be paid upon exercise, payment or settlement of or lapse of restrictions on such other Award, and that such Dividend Equivalents shall expire or be forfeited under the same conditions as such other Award. Dividend Equivalents granted as a component of another Award may also contain terms and conditions different from such other Award.


Article 11. Other Incentive Awards
----------------------------------

     Other Incentive Awards may be granted under the Plan to Employees and Outside Directors based upon, payable in or otherwise related to, in whole or in part, shares of Common Stock if the Committee or the Board, in its sole discretion, determines that such Other Incentive Awards are consistent with the purposes of the Plan. Subject to the terms and provisions of the Plan, Other Incentive Awards may be granted to Employees and Outside Directors in such amount, upon such terms and at any time and from time to time as shall be determined by the Committee or the Board. Each grant of an Other Incentive Award shall be evidenced by an Award Agreement that shall specify the amount of the Other Incentive Award and the terms, conditions, restrictions and/or limitations applicable to such Award. Payment of Other Incentive Awards shall be made at such times and in such form, which may be cash, shares of Common Stock or other property (or a combination thereof), as established by the Committee or the Board, subject to the terms of the Plan.


Article 12. Corporate Change
----------------------------

     Notwithstanding anything contained in the Plan to the contrary, in the event of a Corporate Change, unless otherwise provided in the related Award
Agreement:  (a) each Option then outstanding  shall become  exercisable in full;
(b) all restrictions (other than restrictions imposed by law) and conditions of all Restricted Stock, Dividend Equivalents and Other Incentive Awards then outstanding shall be deemed satisfied; and (c) all other criteria and objectives the attainment of which are a pre-condition to exercise, vesting, payment or settlement of all Dividend Equivalents and Other Incentive Awards then outstanding shall be deemed fully satisfied at the maximum criteria levels.


Article 13. Amendment and Termination
-------------------------------------

     The Board may at any time suspend, terminate, amend or modify the Plan, in whole or in part; provided, however, that no amendment or modification of the Plan shall become effective without the approval of such amendment or modification by the stockholders of Oryx if Oryx, on the advice of counsel, determines that such stockholder approval is necessary or desirable. Upon termination of the Plan, the terms and provisions of the Plan shall, notwithstanding such termination, continue to apply to Awards granted prior to such termination. No suspension, termination, amendment or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the consent of the Participant holding such Award (except that such consent shall not be required in the case of an amendment or modification required following a change in law or interpretation thereof to cause Options and Limited Rights under the Plan to continue to qualify as "performance-based compensation" within the meaning of Section 162(m) of the
Code).


Article 14. Miscellaneous
-------------------------

     14.1 Award Agreements. After the Committee or the Board grants an Award under the Plan to a Participant, Oryx and the Participant shall enter into an Award Agreement setting forth the terms, conditions, restrictions and/or limitations applicable to the Award and such other matters as the Committee or the Board may determine to be appropriate. The terms and provisions of the respective Award Agreements need not be identical. In the event of any conflict between an Award Agreement and the Plan, the terms of the Plan shall govern.

     14.2 Noncompetition. Notwithstanding anything contained in the Plan to the contrary, prior to a Change in Control, in the event the Committee or the Board determines, in its sole discretion, that a Participant is engaging or has engaged, directly or indirectly, in any manner or capacity, whether as principal, agent, partner, director, officer, employee, consultant, stockholder or otherwise, in any Competitive Activity (as hereinafter defined), during the term of his or her employment or service with the Company or at any time during the three-year period following the termination of his or her employment or service, the Committee or the Board may cancel, in whole or in part, any and all Awards granted to such Participant under the Plan, whether or not then exercisable (other than shares of Restricted Stock that have vested). For. purposes of this Section 14.2, "Competitive Activity" shall mean the exploration, development or production of oil or gas, or activities related thereto, in the same geographical market where substantially similar activities are being carried on, directly or indirectly, by Oryx or any Subsidiary. The determination of whether a Participant is engaging or has engaged in Competitive Activity with the Company shall be made by the Committee or the Board in good faith and in its sole discretion.

     14.3 Nonassignability. Except as otherwise provided in a Participant's Award Agreement, no Award granted under the Plan may be sold, transferred, pledged, exchanged, hypothecated or otherwise disposed of, other than by will or pursuant to the applicable laws of descent and distribution. Further, no such Award shall be subject to execution, attachment or similar process. Any attempted sale, transfer, pledge, exchange, hypothecation or other disposition of an Award not specifically permitted by the Plan or the Award Agreement shall be null and void and without effect. All Awards granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant or, in the event of the Participant's legal incapacity, by his or her guardian or legal representative.

     14.4 No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award granted hereunder, and no payment or other adjustment shall be made in respect of any such fractional share.

     14.5 Withholding Taxes. The Company shall be entitled to deduct from any payment made under the Plan, regardless of the form of such payment, the amount of all applicable income and employment taxes required by law to be withheld with respect to such payment, may require the Participant to pay to the Company such withholding taxes prior to and as a condition of the making of any payment or the issuance or delivery of any shares of Common Stock under the Plan and shall be entitled to deduct from any other compensation payable to the Participant any withholding obligations with respect to Awards under the Plan. In accordance with any applicable administrative guidelines it establishes, the Committee may allow a Participant to pay the amount of taxes required by law to be withheld from or with respect to an Award by (a) withholding shares of Common Stock from any payment of Common Stock due as a result of such Award or (b) permitting the Participant to deliver to the Company previously acquired shares of Common Stock, in each case having a Fair Market Value equal to the amount of such required withholding taxes.

     14.6 Regulatory Approvals and Listings. Notwithstanding anything contained in the Plan to the contrary, Oryx shall have no obligation to issue or deliver shares of Common Stock under the Plan prior to (a) the obtaining of any approval from any governmental agency which Oryx shall, in its sole discretion, determine to be necessary or advisable, (b) the admission of such shares to listing on the stock exchange or stock market on which the Common Stock may be listed and (c) the completion of any registration or other qualification of such shares under any Federal or state law or ruling of any governmental body which Oryx shall, in its sole discretion, determine to be.necessary or advisable.

     14.7 No Right to Continued Employment or Grants. Participation in the Plan shall not give any Employee any right to remain in the employ of Oryx or any Subsidiary, and Oryx and its Subsidiaries reserve the right to terminate the employment of any Employee at any time. Further, participation in the Plan shall not give any Outside Director any right to continue as a director of Oryx. The adoption of the Plan shall not be deemed to give any Employee, Outside Director or other individual any right to be selected as a Participant or to be granted an Award.

     14.8 Binding Effect. The obligations of Oryx under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of Oryx, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of Oryx. The terms and conditions of the Plan shall be binding upon each Participant and his or her heirs, legatees, distributees and legal representatives.

     14.9 Severability. If any provision of the Plan or any Award Agreement is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of the Plan or such agreement, as the case may be, but such provision shall be fully severable and the Plan or such agreement, as the case may be, shall be construed and enforced as if the illegal or invalid provision had never been included herein or therein.

     14.10 No Restriction of Corporate Action. Nothing contained in the Plan shall be construed to prevent Oryx or any Subsidiary from taking any corporate action (including any corporate action to suspend, terminate, amend or modify the Plan) that is deemed by Oryx or such Subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Awards made or to be made under the Plan. No Participant or other person shall have any claim against Oryx or any Subsidiary as a result of such action.

     14.11 Notices. All notices required or permitted to be given or made under the Plan or any Award Agreement shall be in writing and shall be deemed to have been duly given or made if (a) delivered personally, (b) transmitted by first class registered or certified United States mail, postage prepaid, return receipt requested, (c) sent by prepaid overnight courier service or (d) sent by telecopy or facsimile transmission, answer back requested, to the person who is to receive it at the address that such person has theretofore specified by written notice delivered in accordance herewith. Such notices shall be effective
(a) if delivered personally or sent by courier service, upon actual receipt by the intended recipient, (b) if mailed, upon the earlier of five days after deposit in the mail or the date of delivery as shown by the return receipt therefor or (c) if sent by telecopy or facsimile transmission, when the answer back is received. Oryx or a Participant may change, at any time and from time to time, by written notice to the other, the address that it or such Participant had theretofore specified for receiving notices. Until such address is changed in accordance herewith, notices hereunder or under an Award Agreement shall be delivered or sent (a) to a Participant at his or her address as set forth in the records of the Company or (b) to Oryx at the principal executive offices of Oryx clearly marked "Attention: LTIP Administration".

     14.12 Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of Texas, except as superseded by applicable Federal law.

     14.13 No Right, Title or Interest in Company Assets. No Participant shall have any rights as a stockholder of Oryx as a result of participation in the Plan until the date of issuance of a stock certificate in his or her name and, in the case of Restricted Stock, unless and until such rights are granted to the Participant under the Plan. To the extent any person acquires a right to receive payments from the Company under the Plan, such rights shall be no greater than the rights of an unsecured creditor of the Company, and such person shall not have any rights in or against any specific assets of the Company. All of the Awards granted under the Plan shall be unfunded.

     14.14 Risk of Participation. Nothing contained in the Plan shall be construed either as a guarantee by Oryx or its Subsidiaries, or their respective stockholders, directors, officers or employees, of the value of any assets of the Plan or as an agreement by Oryx or its Subsidiaries, or their respective stockholders, directors, officers or employees, to indemnify anyone for any losses, damages, costs or expenses resulting from participation in the Plan.

     14.15 No Guarantee of Tax Consequences. No person connected with the Plan in any capacity, including, but not limited to, Oryx and the Subsidiaries and their respective directors, officers, agents and employees,. makes any representation, commitment or guarantee that any tax treatment, including, but not limited to, Federal, state and local income, estate and gift tax treatment, will be applicable with respect to any Awards or payments thereunder made to or for the benefit of a Participant under the Plan or that such tax treatment will apply to or be available to a Participant on account of participation in the Plan.

     14.16 Other Benefits. No Award granted under the Plan shall be considered compensation for purposes of computing benefits or contributions under any retirement plan of Oryx or any Subsidiary, nor affect any benefits or compensation under any other benefit or compensation plan of Oryx or any Subsidiary now or subsequently in effect.

     14.17 Predecessor Plan. Upon approval of the Plan by the stockholders of Oryx at the 1997 Annual Meeting of Stockholders, no further awards shall be granted under the Oryx Energy Company 1992 Long-Term Incentive Plan (the "Predecessor Plan"), except to the extent required pursuant to the terms of any awards outstanding under the Predecessor Plan on the date of such approval and except for any grants of restricted stock authorized prior to the date of such approval by the committee administering the Predecessor Plan; provided, however, that nothing in this Section 14.17 shall prevent the committee administering the Predecessor Plan from taking any action permitted under Article XIII of the Predecessor Plan.

     14.18 Miscellaneous. Headings are given to the articles and sections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction of the Plan or any provisions hereof. The use of the masculine gender shall also include within its meaning the feminine. Wherever the context of the Plan dictates, the use of the singular shall also include within its meaning the plural, and vice versa.